Exhibit 10.3

Confidential

Execution Version

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 6th day of May, 2021, by and between LifeSci Acquisition II Corp., a Delaware corporation (the “Company”), and the undersigned (“Subscriber”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Transaction Agreement (as defined below).

WHEREAS, the Company and the other parties named therein propose to enter into a Merger Agreement (the “Transaction Agreement”), pursuant to which, among other things, a wholly-owned subsidiary of the Company will merge with and into Science 37, Inc., a Delaware corporation (“Science 37”), pursuant to which Science 37 will continue as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Transaction”);

WHEREAS, in connection with and contingent on the closing of the Transaction, as contemplated by the Transaction Agreement, and pursuant to the terms and conditions hereof, Subscriber desires to subscribe for and purchase from the Company that number of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), set forth on the signature page hereto for a purchase price of $10.00 per share (the “Per Share Price”), or the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and the Company desires to issue and sell to Subscriber at the Closing the Securities (as defined below) in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as defined below); and

WHEREAS, concurrently with the execution of this Subscription Agreement, and in connection with the Transaction, certain other institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)) or “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) (the “Other Subscribers”) are entering into separate subscription agreements with the Company (“Other Subscription Agreements”) substantially similar to this Subscription Agreement, pursuant to which such Other Subscribers, and Subscriber pursuant to this Subscription Agreement, have agreed, severally and not jointly, to purchase on the closing date of the Transaction (the “Closing Date”) an aggregate of up to 20,000,000 shares of Common Stock at the Per Share Price (the “Offering”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and pursuant to the terms and subject to the conditions, herein contained, and intending to be legally bound hereby, the Company and Subscriber hereby agree, severally and not jointly with any Other Subscriber in the Offering, hereby agree as follows:

1.            Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase from the Company, at the Closing, and the Company hereby agrees to issue and sell to Subscriber, at the Closing, upon the payment of the Purchase Price, that number of shares of Common Stock set forth on the signature page hereto (the “Securities”) on the terms and conditions set forth herein (such subscription and issuance, the “Subscription”).

2.            Representations, Warranties and Agreements.

2.1            Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Securities to Subscriber, Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1            If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform Subscriber’s obligations under this Subscription Agreement.

2.1.2            If Subscriber is not an individual, this Subscription Agreement has been duly authorized, executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. This Subscription Agreement constitutes a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3            The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber and its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement.

2.1.4            Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Securities only for its own account and not for the account of others, or if Subscriber is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A hereto). Nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Securities for any period of time. Subscriber is not an entity formed for the specific purpose of acquiring the Securities.

2.1.5            Subscriber understands and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Securities have not been registered under the Securities Act. Subscriber understands and agrees that the Securities may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act with respect to the Securities or an applicable exemption from the registration requirements of the Securities Act is available, and that any book entries representing the Securities shall contain a restrictive legend to such effect. Subscriber understands and agrees that the Securities will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Securities will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. Subscriber understands that it has been advised to consult legal, tax and accounting counsel prior to making any offer, resale, transfer, pledge or other disposition of any of the Securities.

2.1.6            Subscriber understands and agrees that Subscriber is purchasing the Securities directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber or on behalf of the Company, Cowen and Company, LLC (the “Placement Agent”), or any of their respective directors, officers, employees, agents, representatives, affiliates or controlling persons of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

2.1.7            Subscriber represents and warrants that (i) it is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended, or (ii) its acquisition and holding of the Securities will not constitute a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

2.1.8            In making its decision to purchase the Securities, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the Company’s representations, warranties and agreements herein. Subscriber acknowledges and agrees that Subscriber has received and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Securities and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Securities. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had an opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. Subscriber acknowledges that no disclosure or any information received by Subscriber has been prepared by the Placement Agent and that the Placement Agent and its directors, officers, employees, agents, representatives, affiliates and controlling persons have made no independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company and Subscriber is not relying upon any such investigation by the Placement Agent. Subscriber acknowledges that it has not relied on any statements or other information provided by the Placement Agent or any of the Placement Agent’s directors, officers, employees, agents, representatives, affiliates and controlling persons with respect to its decision to invest in the Securities, including information related to the Company, the Securities and the offer and sale of the Securities.

2.1.9            Subscriber became aware of this offering of the Securities solely by means of direct contact between Subscriber and the Placement Agent or the Company (or a representative of the Company or Placement Agent) as a result of a pre-existing, substantial relationship with the Company or Placement Agent, and the Securities were offered to Subscriber solely by direct contact between Subscriber and either the Placement Agent or the Company (or a representative of the Company or Placement Agent). Subscriber did not become aware of this offering of the Securities, nor were the Securities offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agent has not acted as its financial advisor or fiduciary in connection with the Subscription or any matter under this Subscription Agreement. Subscriber acknowledges that, to Subscriber’s knowledge, the Securities (i) were not offered to it by any form of general solicitation or general advertising and (ii) are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.10            Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that (A) it (i) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities and (B) the purchase and sale of the Securities hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.11            Subscriber represents and acknowledges that Subscriber, alone, or together with any professional advisor(s), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities, has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber further acknowledges specifically that a possibility of total loss of investment exists and that it is able to fend for itself in the transactions contemplated herein.

2.1.12            Subscriber understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

2.1.13            Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of any country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that, directly or indirectly through a third-party administrator, Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List, and to otherwise ensure compliance with OFAC-administered sanctions programs. Subscriber further represents and warrants that, to the extent required, it, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Securities were legally derived.

2.1.14            On the date the Purchase Price would be required to be funded pursuant to Section 3.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.1 .

2.1.15            Subscriber represents that, if it is a person or entity described in Section 506(d)(1) of the Securities Act, no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.

2.1.16            Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the Securities and Exchange Commission (the “Commission”) with respect to the beneficial ownership of the Company’s Common Stock prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.17            No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase by such Subscriber and sale of the Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase by such Subscriber and sale of the Securities hereunder.

2.1.18            No broker, finder or other financial consultant has acted on behalf of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Company.

2.2            Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Securities, the Company hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

2.2.1            The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2            The Securities have been duly authorized and, when issued and delivered to Subscriber against full payment for the Securities in accordance with the terms of this Subscription Agreement, the Securities will be validly issued, fully paid and non-assessable, and shall be free and clear of all liens or other encumbrances and restrictions (other than those arising under this Subscription Agreement or imposed by applicable securities laws), and the Securities will not have been authorized or issued in violation of or subject to any preemptive or similar rights created under the Company’s amended and restated certificate of incorporation and bylaws or under the DGCL.

2.2.3            The Company’s issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on Nasdaq Capital Market (“Nasdaq”) under the symbol “LSAQ.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission seeking to deregister the Company’s Common Stock or prohibit or terminate the listing of the Company’s Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of its Common Stock under the Exchange Act.

2.2.4            This Subscription Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.2.5            The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Securities and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or affect the validity of the Securities or affect the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or affect the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement.

2.2.6            The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Securities), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) filings required in accordance with Section 8.1 of this Subscription Agreement, (iv) filings required by Nasdaq, or such other applicable stock exchange on which the Common Stock is then listed, and (v) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

2.2.7            Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Securities to Subscriber. Neither the Company, nor any person acting on its or their behalf has made, or will make, directly or indirectly, any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance or sale of the Securities under the Securities Act.

2.2.8            Neither the Company nor any representative acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities and neither the Company nor any representative acting on its behalf offered any of the Securities in the Offering in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.9            No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3) under the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1) under the Securities Act.

2.2.10            As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, of which 10,011,301 shares of Common Stock are issued and outstanding as of the date hereof and no preferred shares are issued and outstanding. 3,146,453 shares of Common Stock are reserved for issuance upon the exercise of the Company’s warrants (“Warrants”). All (i) issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above pursuant to the organizational documents of the Company, the Other Subscription Agreements, the Transaction Agreement and any promissory notes issued by the Company’s sponsor to the Company for working capital purposes as described in the SEC Documents (as defined below), there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, other than the subsidiary created for purposes of the Transaction, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (A) as set forth in the Company’s filings with the Commission, together with any amendments, restatements or supplements thereto (the “SEC Documents”) and (B) as contemplated by the Transaction Agreement. Except as disclosed in the SEC Documents, the Company had no outstanding indebtedness and will not have any outstanding long-term indebtedness as of immediately prior to the Closing. There are no securities issued by the Company or instruments to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the transactions contemplated by the Transaction Agreement or the issuance of the Securities pursuant to this Subscription Agreement or shares of Common Stock issued pursuant to the Other Subscription Agreements that have not been or will not be validly waived on or prior to the closing of the Transaction.

2.2.11            Except as to the historical accounting treatment of the Warrants in any SEC Reports in light of the Staff Statement Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies issued by the Staff on April 12, 2021 (the “Statement”), each SEC Document filed by the Company with the Commission under Sections 13(a), 14(a) or 15(d) of the Exchange Act or filed pursuant to the Securities Act since its initial registration of its Common Stock when filed complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder. Except as to the historical accounting treatment of the Warrants in any SEC Reports in light of the Statement, none of the SEC Documents filed under the Exchange Act or the Securities Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in the case of all other SEC Documents; provided, that with respect to any information relating to Science 37 or any of its affiliates included in any SEC Document or filed as an exhibit thereto, the representation and warranty in this sentence is made to the Company’s knowledge. The Company has timely filed each SEC Document that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the Company’s SEC Documents. In addition, the Company has made available to Subscriber (including via the Commission’s EDGAR system) a copy of the SEC Documents since its initial registration of its Common Stock with the Commission. Except as to the historical accounting treatment of the Warrants in any SEC Reports in light of the Statement, each of the financial statements (including, in each case, any notes thereto) of the Company contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission), each complied in all material respects with the rules and regulations of the Commission with respect thereto as in effect at the time of filing and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

2.2.12            Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) investigation, action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company or Science 37 or (ii) judgment, decree, injunction, ruling or order of any governmental entity outstanding against the Company or Science 37.

2.2.13            The Company has not entered into any subscription agreement, side letter or other agreement with any Other Subscriber relating to such Other Subscriber’s direct or indirect investment in the Company, other than the Transaction Agreement (to the extent that any Other Subscriber is party thereto) and the Other Subscription Agreements, on terms and conditions that are more advantageous to such Other Subscriber than Subscriber hereunder (other than terms particular to the legal or regulatory requirements of such Other Subscriber or its affiliates or related persons). The Other Subscription Agreements reflect the same Per Share Price as this Subscription Agreement and do not include terms or conditions that are more advantageous to such Other Subscriber thereunder than the terms and conditions of this Subscription Agreement (other than terms particular to the legal or regulatory requirements of such Other Subscriber or its affiliates or related persons). The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

2.2.14            The Company is not, and immediately after receipt of payment for the Securities, and consummation of the Transaction, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.15            The Common Stock is eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. The Company’s transfer agent (the “Transfer Agent”) is a participant in DTC’s Fast Automated Securities Transfer Program.

2.2.16            The Company acknowledges that there have been no, and in issuing the Securities the Company is not relying on any, representations, warranties, covenants and agreements made to the Company by Subscriber, any of its officers, directors or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in this Subscription Agreement.

2.2.17            Upon the Closing, the Securities will not be subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of Subscriber to pledge, sell, assign or otherwise transfer the Securities under any organizational document or agreement of the Company, which for the avoidance of doubt excludes the restrictions on transfer described in Section 4 hereof with respect to the status of the Securities as “restricted securities” pending their resale pursuant to an effective registration statement, Rule 144 under the Securities Act (“Rule 144”) or pursuant to another applicable exemption from the registration requirements of the Securities Act.

2.2.18            The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Securities may be pledged by Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, provided that such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge. Subscriber effecting a pledge of Securities shall not be required to provide the Company with any notice thereof; provided, however, that neither the Company nor its counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Securities are not subject to any contractual lock up or prohibition on pledging, the form of such acknowledgment to be subject to review and comment by the Company in all respects.

2.2.19            Except as to the historical accounting treatment of the Warrants in any SEC Reports in light of the Statement, the Company is, and has been since its inception, in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

2.2.20            The Company, and, to the knowledge of the Company, the officers, directors, employees, and agents of the Company, in each case, acting on behalf of the Company, have been in compliance in all material respects with all applicable Anti-Corruption Laws (as herein defined), (ii) the Company has not been convicted of violating any Anti-Corruption Laws or, to the knowledge of the Company, subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (iii) the Company has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iv) the Company has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

3.            Settlement Date and Delivery.

3.1            Closing. The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the closing date of, and immediately prior to, the consummation of the Transaction. At least five (5) Business Days (as defined below) before the anticipated Closing Date, the Company shall deliver written notice from (or on behalf of) the Company to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company. On the Closing Date, Subscriber shall deliver to the Company the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice (which account shall not be an escrow account) against delivery by the Company to Subscriber (or its nominee in accordance with such Subscriber’s delivery instructions) of the Securities in book-entry form (or in certificated form if indicated by Subscriber on Subscriber’s signature page hereto) and evidence from the Company’s Transfer Agent of the issuance of the Securities in the name of the Subscriber (or its nominee) as of the Closing Date. In the event the closing of the Transaction does not occur within one (1) Business Day of the Closing Date, the Company shall promptly (but not later than two (2) Business Days after the anticipated Closing Date as set forth in the Closing Notice) return the Purchase Price to Subscriber by wire transfer of immediately available funds to the account specified by the Subscriber, and any book-entries representing the Securities shall be deemed cancelled. Subject to Section 5 below, the failure of the Closing to occur on the Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder upon delivery of a subsequent Closing Notice pursuant to the terms of this Section 3.1. For purposes of this Subscription Agreement, “Business Day” means any day that, in New York, New York, is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close.

3.2            Conditions to Closing.

3.2.1            The Closing shall be subject to the satisfaction or waiver in writing by the Company, on the one hand, or Subscriber, on the other, of the conditions that, on the Closing Date:

(i)            No suspension of the qualification of the Securities for offering or sale or trading on Nasdaq shall be in effect, and no initiation or threat of any proceedings for such purposes of delisting shall have occurred;

(ii)           No government or governmental, tribunal, judicial, administrative or self-regulatory body thereof, or political subdivision thereof, whether U.S., foreign, federal, national, state or local, or any agency, bureau, board, commission instrumentality or authority thereof, including any state’s attorney general or any court or arbitrator (public or private) shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated hereby;

(iii)          All conditions precedent to the consummation of the Transaction set forth in the Transaction Agreement, shall have been satisfied or, subject to the other provisions of this Subscription Agreement, waived by the party entitled to the benefit thereof (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction), and the Transaction will be consummated substantially concurrent with Closing;

(iv)           Solely with respect to Subscriber, the Company shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement to be performed by the Company;

(v)           Solely with respect to the Company, Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement to be performed by Subscriber;

(vi)           Solely with respect to Subscriber, all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date); except, in the case of this clause (vi), for any failure of any such representation and warranty to be so true and correct (without giving effect to any qualification by materiality or Material Adverse Effect contained therein) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or affect the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement;

(vii)          Solely with respect to the Company, all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date);

(viii)          The Company shall have filed with Nasdaq an application or supplemental listing application for the listing of the Securities and Nasdaq shall have raised no objection with respect thereto, subject to official notice of issuance; and

(ix)            The terms of the Transaction Agreement (as the same exists on the date of this Subscription Agreement) shall not have been amended or modified in a manner, and no waiver shall have occurred thereunder, that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement unless Subscriber has consented in writing to such amendment or waiver.

4.            Transfer Restrictions.

4.1            The Securities may only be resold, transferred, pledged or otherwise disposed of in compliance with state and federal securities laws. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Subscription Agreement and shall have the rights and obligations of Subscriber under this Agreement.

4.2            Subscriber agrees to the annotation of the book entry recording Subscriber’s Securities, so long as is required by this Section 4, of a legend in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.3            Subscriber agrees with the Company that Subscriber will sell any Securities pursuant to either the registration requirements of the Securities Act, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from instruments representing Securities as set forth in Section 6.1 in connection with any such sale is predicated upon the Company’s reliance upon this understanding.

4.4            Subscriber hereby acknowledges and agrees that it will not directly or through any person acting at Subscriber’s direction or pursuant to any understanding with Subscriber, directly or indirectly offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act that result in Subscriber having a net short cash position in respect of, the Securities until the consummation of the transactions at the Closing contemplated hereby (or such earlier termination of this Subscription Agreement in accordance with its terms). For the avoidance of doubt and in addition to the foregoing, for purposes of this Section 4.4, “short sales” shall also include, without limitation, all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis) and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. For the avoidance of doubt, nothing contained herein shall prohibit Subscriber from engaging in (i) any purchase of securities by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement, or (ii) any sale (including the exercise of any redemption right) of securities of the Company (A) held by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by Subscriber, its controlled affiliates or any person or entity acting on behalf of Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber that are not acting at Subscriber’s direction or pursuant to any understanding with Subscriber from offering, selling, pledging, contracting to sell, selling any option to purchase, or engaging in hedging activities or entering into any “short sales” as defined above with respect to, Common Stock and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers or desks manage separate portions of such Subscriber’s assets the Subscriber’s agreement contained in this Section 4.4 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription Agreement.

5.            Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of Subscriber and the Company shall terminate without any further liability on the part of Subscriber and the Company in respect thereof, upon the earliest to occur of (i) such date and time as the Transaction Agreement is terminated in accordance with its terms prior to the consummation of the Transaction, (ii) the mutual written agreement of each of Subscriber and the Company to terminate this Subscription Agreement, (iii) if any of the conditions to Closing set forth in Section 3.2 of this Subscription Agreement are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be or are not consummated at the Closing and (iv) November 6, 2021; provided, that, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented out-of-pocket losses, liabilities or damages arising from such breach. The Company shall promptly notify Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon a termination of this Subscription Agreement pursuant to this Section 5, after the delivery by Subscriber of the Purchase Price for the Securities, the Company shall promptly (but not later than three (3) Business Days after the termination) return the Purchase Price to Subscriber without any deduction for, or on account of, any tax, withholding, charges or set-off.

6.            Registration Rights.

6.1            The Company agrees that, within thirty (30) calendar days after the consummation of the Transaction (the “Filing Deadline”), the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement to register under and in accordance with the provisions of the Securities Act the resale of all Registrable Securities (as defined below) on Form S-3 or Form S-1, which shall be the sole decision of the Company (which shall be filed pursuant to Rule 415 under the Securities Act as a secondary-only registration statement), if the Company is then eligible for such short form, or any similar or successor short form registration or, if the Company is not then eligible for such short form registration or would not be able to register for resale all of the Registrable Securities on Form S-3, on Form S-1 or any similar or successor long form registration (the “Registration Statement”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days following the Filing Deadline (or ninety (90) calendar days if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) the 5th Business Day after the date the Company is notified in writing by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, however, that the Company’s obligations to include the Registrable Securities of a Holder in the Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding such Holder, the securities of the Company held by Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling shareholder in similar situations. Notwithstanding the foregoing, Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Securities. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Common Stock proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Holders or otherwise, the Company shall use its best efforts to ensure that the Commission determines that (1) the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) Subscriber is not a statutory underwriter (provided, however, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement). If the Company is unsuccessful in the efforts described in the preceding sentence and the Commission prevents the Company from registering for resale all Registrable Securities under the Registration Statement, then the Company shall cause such Registration Statement to register for resale such number of shares of Common Stock which is equal to the maximum number of shares of Common Stock as is permitted by the Commission. In such event, the number of shares of Common Stock to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. In the event the Company amends the Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Registrable Securities that were not registered on the initial Registration Statement, as so amended. The Company will use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement (including any new Registration Statement filed pursuant to the immediately preceding sentence) until the earliest of (x) such time as when all such securities cease to be Registrable Securities (as defined below) and (y) such time as when all Holders with Registrable Securities included in such Registration Statement(s) have notified the Company that such Registrable Securities have actually been sold. If requested by Subscriber, the Company shall use its commercially reasonable efforts to (i) cause the removal of any restrictive legend set forth on the Securities and (ii) issue the Securities without any such legend in book-entry form or by electronic delivery through the DTC, at Subscriber’s option, within two (2) Business Days of such request, provided that, in each case (A) such Securities have been registered for resale pursuant to an effective registration statement under the Securities Act, (B) the Securities may be sold without restriction under Rule 144, or (C) Subscriber has sold or transferred, or proposes to sell or transfer, the Securities pursuant to an effective registration statement or Rule 144 and in each case the Company, its counsel or the Transfer Agent have received such customary representations and other documentation from Subscriber as reasonably requested by the Company, its counsel or the Transfer Agent to establish that restrictive legends are no longer required. With respect to clause (C), if restrictive legends are no longer required for such Securities, the Company shall, in accordance with the provisions of this Section 6.1 and within two (2) Business Days of any request therefor from Subscriber accompanied by such customary and reasonably requested representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Securities, and the Company shall be responsible for all fees of its legal counsel, Transfer Agent and any DTC fees in connection therewith.

6.2            The Company will use commercially reasonable efforts to file all reports, and provide all customary and reasonable cooperation, reasonably necessary to enable Holder to resell Registrable Securities pursuant to the Registration Statement, qualify the Registrable Securities for listing on the applicable stock exchange and update or amend the Registration Statement as necessary to include Registrable Securities. “Registrable Securities” shall mean, as of any date of determination, the Securities and any other equity security issued or issuable with respect to the Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, provided, however, that such securities shall cease to be Registrable Securities at the earliest of (A) four (4) years, (B) the date all Securities held by a Holder may be sold by such Holder without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), (C) the date on which such securities have actually been sold by a Holder, or (D) when such securities shall have ceased to be outstanding. “Holder” shall mean Subscriber or any affiliate of Subscriber to which the rights under this Section 6 shall have been assigned.

6.3            At its expense the Company shall:

6.3.1            advise Subscriber within two (2) Business Days: (A) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (C) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Company other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (A) through (C) above constitutes material, nonpublic information regarding the Company;

6.3.2            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as promptly as reasonably practicable;

6.3.3            upon the occurrence of any event contemplated in Section 6.3.1, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as promptly as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

6.3.4            use its commercially reasonable efforts to cause all Securities to be listed on each securities exchange or market, if any, on which the shares of Common Stock issued by the Company have been listed, and to maintain such listing so long as the shares of Common Stock issued by the Company remain so listed;

6.3.5            for so long as the Subscriber holds Securities, (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the Commission required under the Exchange Act, as long as the Company remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable the undersigned to resell the Securities pursuant Rule 144; and

6.3.6            use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

6.4            Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, (i) if any information (e.g., compensation data) is not readily available and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, (ii) at any time the Company is required to file a post-effective amendment to the Registration Statement and the Commission has not declared such amendment effective or (iii) if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of external legal counsel, would require additional disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of external legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, the Company shall not so delay filing or so suspend the use of the Registration Statement on more than two (2) occasions or for a period of more than sixty (60) consecutive days or more than a total of ninety (90) calendar days, in each case in any three hundred sixty (360) day period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (which, for the avoidance of doubt, does not include sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent such Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

6.5            Subscriber may deliver written notice (an “Opt-Out Notice”) to the Company requesting that Subscriber not receive notices of a Suspension Event from the Company otherwise required by Section 6.4; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Company shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6.5) and the related suspension period remains in effect, the Company will so notify Subscriber, within two (2) Business Days of Subscriber’s notification to the Company, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

6.6            The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement) and any other Holder, and any of their respective officers, directors, partners, members, managers, investment advisers and employees, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable external attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except insofar as and to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Company by such Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder in connection with sales of the Securities; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by such Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of such Subscriber in violation of Section 6.4 hereof. The Company shall notify Subscribers or other Holder promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which the Company is aware.

6.7            Subscriber or any Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon written information regarding such Subscriber or Holder furnished in writing to the Company by such Subscriber or such Holder expressly for use therein; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the aggregate liability of such Subscriber or such Holder under this Section 6.7 and Section 6.9 be greater in amount than the dollar amount of the net proceeds received by such Subscriber or such Holder upon the sale of the Securities giving rise to such indemnification obligation. Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which such Subscriber is aware, provided that a failure by Company to receive such notice shall not relieve it of its indemnification obligations unless it is actually prejudiced thereby.

6.8            The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Subscribed Shares.

6.9            If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6.9 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 6.9 shall be individual, not joint and several, and in no event shall the aggregate liability of Subscriber or Holder under Section 6.7 and this Section 6.9 be greater in amount than the dollar amount of the net proceeds received by such Subscriber or such Holder upon the sale of the Securities giving rise to such indemnification obligation.

7.            Miscellaneous.

7.1            Further Assurances. At the Closing, Subscriber and the Company shall execute and deliver such additional documents and take such additional actions as Subscriber and the Company reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

7.1.1            Subscriber acknowledges that the Company and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of Subscriber’s acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of Subscriber contained in Section 2.1 and Section 7.10 of this Subscription Agreement.

7.1.2            Each of Subscriber, Company and the Placement Agent is entitled to rely (as third-party beneficiary with right of enforcement as to Section 2 and Section 7 hereof on their own behalf and not, for the avoidance of doubt, on behalf of the Company) upon this Subscription Agreement and is irrevocably authorized, after providing prior written notice of such request to Subscriber or Science 37, to produce this Subscription Agreement or a copy hereof to any governmental, judicial or regulatory authority in any administrative, regulatory or legal proceeding or official inquiry with respect to the matters covered hereby.

7.1.3            The Company may request from Subscriber such additional information as the Company may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Securities, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that the Company agrees to keep any such information provided by Subscriber confidential except as required by law or regulation.

7.1.4            Each of Subscriber and the Company shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.2            Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)            if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)           if to the Company (prior to the Transaction closing), to:

LifeSci Acquisition II Corp.

250 W. 55th St., #3401

New York, NY 10019

Attention: Andrew McDonald

E-mail: andrew@lifesciacquisition.com

with a required copy to (which copy shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue, 19th Floor

New York, NY 10154

Attention: Mitchell Nussbaum

E-mail: mnussbaum@loeb.com

(iii)           if to the Company (following the Transaction closing), to:

Science 37, Inc.

600 Corporate Pointe, Suite 320

Culver City, California 90230

Attention: General Counsel / Chief Legal Officer

E-mail: legal@science37.com

with a required copy to (which copy shall not constitute notice):

Latham & Watkins LLP

811 Main St., Suite 3700

Houston, Texas 77002

Attention: Ryan J. Maierson; Erika L. Weinberg; Thomas G. Brandt

E-mail: Ryan.Maierson@lw.com; Erika.Weinberg@lw.com; Thomas.Brandt@lw.com

7.3            Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, between Subscriber and the Company, with respect to the subject matter hereof. Except as otherwise expressly set forth in Section 6.6, Section 6.7, Section 6.9, Section 7.1.1, Section 7.1.2, Section 7.5 or Section 7.9, this Subscription Agreement shall not confer rights or remedies upon any person other than Subscriber and the Company and their respective successors and assigns.

7.4            Modifications, Amendments, Waivers and Consents. This Subscription Agreement may not be modified, amended, supplemented or waived, and no consent to a departure from the terms and provisions of this Subscription Agreement may be granted (other than as provided by and in accordance with this Section 7.4) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, or waiver is sought and, solely with respect to an amendment or modification of the terms and provisions of this Subscription Agreement, Science 37. No such waiver of, or consent to a departure from, a term of provision of this Subscription Agreement shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

7.5            Assignment. This Subscription Agreement and any of Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same or affiliated investment manager or investment advisor as Subscriber or by an affiliate (as defined in Rule 12b-2 of the Exchange Act) of such investment manager or investment advisor, without the prior consent of the Company, provided that such assignee(s) agree(s) in writing to assume and perform the obligations of assignor under this Subscription Agreement and otherwise be bound by the terms hereof, including making the representations and warranties set forth in Section 2.1. Upon such assignment by Subscriber, the assignee(s) shall become Subscriber hereunder and shall be entitled to all rights and responsible for all obligations provided for herein, in each case to the extent of such assignment, in which case the assignor shall be relieved of any obligations under this Subscription Agreement to the extent so assigned and assumed.

7.6            Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of Subscriber and the Company and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

7.7            Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

7.8            Consent to Jurisdiction; Waiver of Jury Trial. Subscriber and the Company agree to submit any matter or dispute resulting from or arising out of the execution, performance, interpretation, breach or termination of this Agreement to the non-exclusive jurisdiction of federal or state courts within the State of New York. Each of Subscriber and the Company agrees that service of any process, summons, notice or document in the manner set forth in Section 7.2 hereof or in such other manner as may be permitted by applicable law, shall be effective service of process for any proceeding in the State of New York with respect to any matters to which it has submitted to jurisdiction in this Section 7.8. Each of Subscriber and the Company irrevocably and unconditionally agrees that it is subject to, and hereby submits to, the personal jurisdiction of the courts located in the State of New York for any action, suit or proceeding arising out of this Subscription Agreement or the transactions contemplated hereunder and waives any objection to the laying of venue in the United States District Court for the Southern District of New York, or the New York state courts if the federal jurisdictional standards are not satisfied (in each case sitting in the borough of Manhattan), and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF SUBSCRIBER AND THE COMPANY HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

7.9            Non-Reliance and Exculpation. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agent, any of their respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents, and any representatives of any of the foregoing), other than the statements, representations and warranties of the Company expressly contained in Section 2.2 of this Subscription Agreement, in making its investment or decision to invest in the Company. Subscriber acknowledges and agrees that none of the Placement Agent, its affiliates or any of their respective control persons, officers, directors, employees or representatives shall have any liability to Subscriber pursuant to, arising out of or relating to this Subscription Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Company, the Placement Agent or any other person or entity concerning the Company, the Placement Agent, any of their respective controlled affiliates, this Subscription Agreement or the transactions contemplated hereby, absent gross negligence, willful misconduct, or non-compliance with law on the part of the Placement Agent.

7.10            Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.11            No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between Subscriber and the Company, shall operate as a waiver of any such right, power or remedy of Subscriber and the Company. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.12            Survival of Representations and Warranties. All representations and warranties made by Subscriber and the Company in this Subscription Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the Closing until the expiration of any statute of limitations under applicable law.

7.13            Expenses. Except for placement fees equal to 3.0% of gross proceeds payable by the Company to the Placement Agent, the Company has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Securities, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company. The Company is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agent.

7.14            Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.15            Counterparts. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf), all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by Subscriber and the Company and delivered to the other party, it being understood that Subscriber and the Company need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.16            Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. Subscriber and the Company intend that each representation, warranty, and covenant contained herein will have independent significance. If either Subscriber or the Company has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such breaching party has not breached will not detract from or mitigate the fact that such breaching party is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

7.17            Mutual Drafting. This Subscription Agreement is the joint product of Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of Subscriber and the Company and shall not be construed for or against Subscriber and the Company.

7.18            Remedies.

7.18.1            Subscriber and the Company agree that the irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that Subscriber and the Company shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.8, this being in addition to any other remedy to which Subscriber or the Company is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of Subscriber and the Company to cause each other to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. Subscriber and the Company further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.18 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

7.18.2            Subscriber and the Company acknowledge and agree that this Section 7.18 is an integral part of the transactions contemplated hereby and without that right, each of Subscriber and the Company would not have entered into this Subscription Agreement.

7.18.3            In any dispute arising out of or related to this Subscription Agreement, or any other agreement, document, instrument or certificate contemplated hereby, or any transactions contemplated hereby or thereby, the applicable adjudicating body shall award to the prevailing party, if any, the documented out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the dispute and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby and, if the adjudicating body determines a party to be the prevailing party under circumstances where the prevailing party won on some but not all of the claims and counterclaims, the adjudicating body may award the prevailing party an appropriate percentage of the documented out-of-pocket costs and external attorneys’ fees reasonably incurred by the prevailing party in connection with the adjudication and the enforcement of its rights under this Subscription Agreement or any other agreement, document, instrument or certificate contemplated hereby or thereby.

7.18.4            The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under this Subscription Agreement or any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase the Securities pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, any Other Subscriber, or other investor pursuant hereto or thereto, shall be deemed to constitute Subscriber and any Other Subscriber or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscriber or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

8.            Disclosure.

8.1            The Company shall, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby (and by the Other Subscription Agreements), the Transaction and any other material, nonpublic information that the Company or its respective representatives has provided to Subscriber at any time prior to the filing of the Disclosure Document. Subscriber acknowledges that a form of this Subscription Agreement will be filed with the Commission as an exhibit thereto. From and after the issuance of the Disclosure Document, the Company represents to Subscriber that it shall have publicly disclosed all material, non-public information delivered to Subscriber or any of its respective officers, directors, employees or agents relating to the transactions contemplated by this Subscription Agreement. Following the filing of the Disclosure Document, Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement (if any), whether written or oral with the Company or Science 37, or any of their affiliates, relating to the transactions contemplated by this Subscription Agreement.

8.2            Notwithstanding anything to the contrary in Section 8.1, the Company shall not disclose, without the prior written consent of Subscriber, in (i) any press release or marketing materials, (ii) any Current Report on Form 8-K filed by the Company with the Commission in connection with the execution and delivery of the Transaction Agreement, the definitive agreement relating to the Transaction and any filing with the Commission made in connection therewith, including any proxy statement, prospectus or registration statement related thereto or any other filing with the Commission pursuant to applicable securities laws, or (iii) any other documents or communications in connection with the execution and delivery of the Transaction Agreement or the definitive agreement relating to the Transaction, Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement, except, in the case of clauses (ii) or (iii), to the extent such disclosure is required by applicable law, rule, regulation, Commission or stock exchange requirement or at the request of any governmental or regulatory agency or as required by legal process, in which case the Company shall provide Subscriber with written notice of such disclosure permitted under this Section 8.2 prior to such disclosure. Subscriber hereby agrees to promptly review and, at its sole discretion pursuant to this Section 8.2, provide written consent to any such public disclosures provided to it for advance review by the Company.

9.            Trust Account Waiver. Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company’s final prospectus relating to its initial public offering dated November 20, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account; in each case, as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 9 shall (x) serve to limit or prohibit Subscriber’s right to pursue a claim against the Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (y) serve to limit or prohibit any claims that the Company may have in the future against the Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) or (z) be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any such securities of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Company and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

LIFESCI ACQUISITION II CORP.

By:
Name:
Title:

Acknowledged:

SCIENCE 37, INC.

By:
Name:
Title:

[Signature page to Subscription Agreement]

Accepted and agreed this       th day of May, 2021.

SUBSCRIBER:

Signature of Subscriber:		Signature of Joint Subscriber, if applicable:

By:		By:
	Name:		Name:
	Title:		Title:

Date: May        , 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of per son signing above)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN: __________________________	Joint Subscriber’s EIN: ________________

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.: __________________________	Telephone No.: __________________________

Facsimile No.: __________________________	Facsimile No.: __________________________

Aggregate Number of shares of Common Stock subscribed for:

Aggregate Purchase Price: $

Subscriber must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice.

If Subscriber wants certificated Securities rather than book-entry form, indicate here: _____

[Signature page to Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐	Subscriber is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐	Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an institutional “accredited investor.”

2.	☐	Subscriber is not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

Schedule A-1

☐	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

Schedule A-2

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐	Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are accredited investors.

Schedule A-3